                                                                    EXHIBIT 10.1

                       LIMITED WAIVER TO CREDIT AGREEMENT


         THIS LIMITED WAIVER TO CREDIT AGREEMENT (this "Waiver") is entered into as of May 20, 2002 among LA PETITE ACADEMY, INC., a Delaware corporation (the "Borrower"), LPA HOLDING CORP., a Delaware corporation ("Holdings"), and the Lenders party hereto. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).


                                    RECITALS

         WHEREAS, the Borrower, Holdings and the Lenders entered into that certain Credit Agreement, dated as of May 11, 1998 (as previously amended and modified by Amendment No. 1, dated as of December 13, 1999; Amendment No. 2, dated as of June 29, 2000; Amendment No. 3, dated as of November 14, 2001; Amendment No. 4, dated as of February 5, 2002; and as otherwise amended or modified from time to time, the "Credit Agreement");

         WHEREAS, Events of Default exists under the Credit Agreement as a result of the failure of the Borrower to comply with the terms of Sections 6.13 and 6.15 of the Credit Agreement for the third fiscal quarter which ended nearest to March 31, 2002 (the "Existing Defaults");

         WHEREAS, the Borrower has requested that the Lenders waive the Existing Defaults;

         WHEREAS, the Required Lenders are willing to provide a limited waiver of the Existing Defaults for the period of time from the date hereof through and including August 15, 2002 (the "Waiver Period"), based upon and subject to the terms and conditions specified in this Waiver; and

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    SECTION 1

                                     WAIVER

         (a) The Borrower acknowledges the existence and continuation of the Existing Defaults. The Required Lenders hereby waive the Existing Defaults for, and only for, the Waiver Period. From and after the end of the Waiver Period, the waiver set forth herein shall be of no further force and effect and the Administrative Agent and the Lenders shall be entitled to exercise any and all rights and remedies available under the Loan Documents and applicable law with respect to the Existing Defaults.

         (b) Except for the specific waiver set forth above, nothing contained herein shall be deemed to constitute a waiver of (i) any rights or remedies the Administrative Agent or any Lender may have under the Credit Agreement or any other Loan Document or under applicable law or (ii) the Loan Parties' obligation to comply fully with any duty, term, condition, obligation or covenant contained in the Credit Agreement and the other Loan Documents not specifically waived.

         (c) The specific waiver set forth herein is a one-time waiver and shall be effective only in this specific instance during the Waiver Period, and shall not obligate the Lenders to waive any Default or Event of Default (including, without limitation, any waiver of the Existing Defaults following the end of the Waiver Period) other than the Existing Defaults, now existing or hereafter arising.

         (d) The Borrower shall pay a waiver fee (the "Waiver Fee") to each Lender who duly executes and delivers this Waiver on or before 5:00 p.m. Eastern Daylight Time, on May 28, 2002. The Waiver Fee shall be equal to one-eighth of one percent (0.125%) of such Lender's respective aggregate Commitments and shall be paid by the Borrower to the Administrative Agent (for distribution to such Lender) as soon as practicable but in no event later than one business day following the date that such Lender's signature to this Waiver is delivered to the Borrower. Notwithstanding anything to the contrary contained herein, no Waiver Fee shall be payable to any Lender unless this Waiver shall be deemed effective in accordance with Section 2.1 hereof.


                                    SECTION 2

                                  MISCELLANEOUS

         2.1 Effectiveness. This Waiver be effective upon receipt by the Administrative Agent of counterparts of this Waiver executed by each of the Loan Parties and the Required Lenders. Notwithstanding anything to the contrary contained herein, this Waiver shall be void ab initio upon the failure of the Borrower to pay the Waiver Fee or the Expense Reimbursement (as defined below) in accordance with the terms hereof.

         2.2 Ratification of Credit Agreement and Other Loan Documents. The Credit Agreement and the other applicable Loan Documents are hereby ratified and confirmed and are in full force and effect.

         2.3 Authority/Enforceability. Each party hereto represents and warrants that (a) it has taken all necessary action to authorize the execution, delivery, and performance of this Waiver; (b) this Waiver has been duly executed and delivered by such Person and constitutes such Person's legal, valid, and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium, or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and (c) no material consent, approval, authorization, or order of, or filing, registration, or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery, or performance by such Person of this Waiver.

         2.4 Representation and Warranties. Borrower and Holdings represent and warrant to the Lenders that (a) the representations and warranties of Borrower and Holdings set forth in Article III of the Credit Agreement qualified as to materiality are true and correct as of the date hereof and those not so qualified are true and correct in all material respects as of the date hereof, except, in each case, for those representations and warranties that specifically relate to an earlier date; (b) except for the Existing Defaults, no event has occurred and is continuing which constitutes a Default or an Event of Default;
(c) the Security Documents create a valid security interest in, and Lien upon, the Collateral; and (d) Holdings has received proceeds from the Equity Commitments equal to at least $10,750,000 (in the aggregate) on or prior to May 14, 2002, and such proceeds have been contributed by Holdings to the Borrower for use as working capital and general corporate purposes.

         2.5 Expenses. The Borrower shall reimburse (the "Expense Reimbursement") the Administrative Agent for all legal fees incurred by the Administrative Agent and Highland Capital Management, L.P. in connection with the Credit Agreement (including this Waiver). The Expense Reimbursement shall be paid by the Borrower to the Administrative Agent (or directly to the Administrative Agent's counsel) as soon as practicable but in no event later than one business day following receipt by the Borrower of an invoice for such legal fees.

         2.6 Counterparts/Telecopy. This Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

         2.7 GOVERNING LAW. THIS WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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                                       3

                                 Signature Page
                       Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.


         IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to Credit Agreement to be duly executed and delivered by their proper and duly authorized officers or attorneys-in-fact as of the day and year first above written.


BORROWER:                               LA PETITE ACADEMY INC.

                                        By:    /s/ Michael L. Goldberg
                                           -------------------------------------
                                        Name:  Michael L. Goldberg
                                        Title: Vice President & Chief Financial
                                               Officer


HOLDINGS:                               LPA HOLDING CORP.

                                        By:    /s/ Michael L. Goldberg
                                           -------------------------------------
                                        Name:  Michael L. Goldberg
                                        Title: Vice President & Chief Financial
                                               Officer

                                 Signature Page
                       Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.


         Each of the undersigned are unconditional guarantors of all obligations of the Borrower under the Loan Documents and acknowledge and agree that (a) this Waiver does not modify or waive any of its obligations under the Loan Documents, including the Guarantee Agreements and (b) all Liens granted by it to support its obligations remain in full force and effect.


                                        LPA HOLDING CORP.

                                        By:    /s/ Michael L. Goldberg
                                           -------------------------------------
                                        Name:  Michael L. Goldberg
                                        Title: Vice President & Chief Financial
                                               Officer



                                        LPA SERVICES, INC.

                                        By:    /s/ Michael L. Goldberg
                                           -------------------------------------
                                        Name:  Michael L. Goldberg
                                        Title: Vice President & Chief Financial
                                               Officer



                                        BRIGHT START, INC.

                                        By:    /s/ Michael L. Goldberg
                                           -------------------------------------
                                        Name:  Michael L. Goldberg
                                        Title: Vice President & Chief Financial
                                               Officer

                                 Signature Page
                       Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.





[LENDERS:](1)                           U.S. BANK NATIONAL ASSOCIATION
                                        (formerly Mercantile Bank), as
                                        Administrative Agent and a Lender

                                        By:    /s/ Jason Nadler
                                           -------------------------------------
                                        Name:  Jason Nadler
                                        Title: Assistant Vice President







----------------------
(1)   NAMES OF THE CURRENT LENDERS TO BE CONFIRMED.

                                 Signature Page
                       Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.




                                        JPMORGAN CHASE BANK (formerly The Chase
                                        Manhattan Bank)

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                 Signature Page
                       Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.



                                        ML CBO IV CAYMAN

                                        By: Highland Capital Management, L.P.,
                                            as Collateral Manager

                                        By:    /s/ Mark K. Okada
                                           -------------------------------------
                                        Name:  Mark K. Okada
                                        Title: Executive Vice President

                                 Signature Page
                       Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.




                                        HIGHLAND LEGACY, LTD

                                        By: Highland Capital Management, L.P.,
                                            as Collateral Manager

                                        By:    /s/ Mark K. Okada
                                           -------------------------------------
                                        Name:  Mark K. Okada
                                        Title: Executive Vice President

                                 Signature Page
                       Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.




                                        PAMCO CAYMAN LTD

                                        By: Highland Capital Management, L.P.,
                                            as Collateral Manager

                                        By:    /s/ Mark K. Okada
                                           -------------------------------------
                                        Name:  Mark K. Okada
                                        Title: Executive Vice President

                                 Signature Page
                       Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.




                                        KZH HIGHLAND-2 LLC

                                        By:    /s/ Susan Lee
                                           -------------------------------------
                                        Name:  Susan Lee
                                        Title: Authorized Agent

                                 Signature Page
                       Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.




                                        SRV - HIGHLAND, INC.

                                        By:    /s/ Ann E. Morris
                                           -------------------------------------
                                        Name:  Ann E. Morris
                                        Title: Assistant Vice President

                                 Signature Page
                       Limited Waiver to Credit Agreement
                             La Petite Academy, Inc.




                                        BANK OF AMERICA, N.A.
                                        (formerly NationsBank, N.A.)

                                        By:    /s/ Therese Fontaine
                                           -------------------------------------
                                        Name:  Therese Fontaine
                                        Title: Managing Director